Exhibit 2

AMENDMENT TO VOTING TRUST AGREEMENT

The Voting Trust Agreement, dated March 13, 1997, between the parties listed on the signature page hereto, shall be amended, effective May 27, 2010 (the “Amendment”) as follows:

1. The following paragraph shall be added after the last paragraph in Section 5:

If a Stockholder notifies the Trustee in writing (a “Sale Notice”) that such Stockholder desires to sell any shares of Class B Common Stock beneficially owned by such Stockholder and held subject to this Agreement, the Trustee shall have a period of ten (10) business days after receipt of the Sale Notice to purchase any or all of such shares, at a per share price equal to the closing price on the New York Stock Exchange on the date of receipt of the Sale Notice of the shares of Common Stock of the Corporation which issued such shares of Class B Common Stock. If and to the extent that the Trustee does not exercise such right to purchase within such period of ten (10) business days, the Trustee shall consent to any sale by the Stockholder, within a period of 90 days after receipt of the Sale Notice, of the shares of Class B Common Stock set forth in the Sale Notice, provided that such shares of Class B Common Stock are converted upon such sale to shares of Common Stock of the Corporation which issued such shares of Class B Common Stock, and such converted shares will not thereafter be held under this Agreement.

2. The following text shall be added as new Section 19:

Section 19. Each of the terms set forth in the table below shall have the meaning set forth below, in addition to its meaning otherwise provided in this Agreement:

Term	Meaning
Class B Common Stock	Class B Common Stock of Vishay Precision Group, Inc. (“VPG”), par value $0.10 (the “VPG Class B Common Stock”).
Common Stock; common shares	The common stock of VPG, par value $0.10.
Corporation; Company	VPG (with respect to VPG Class B Common Stock).
Composite Amended and Restated Certificate of Incorporation; By-Laws	Such certificate of incorporation and bylaws adopted by VPG, and in each case the most recently adopted versions thereof.

This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. The reproduction and exchange of signatures by means of facsimile or electronic device shall be treated as though such reproductions are executed originals and such exchange is of original documents.

[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

/s/ Felix Zandman
Felix Zandman, as Voting Trustee

JESSIE WINSLOW GST EXEMPT TRUST U/A/D 10/24/96

/s/ Barbara J. Winslow
Barbara J. Winslow, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

SAMANTHA WINSLOW GST EXEMPT TRUST U/A/D 10/24/96

/s/ Barbara J. Winslow
Barbara J. Winslow, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

MARGARET LARKIN GST EXEMPT TRUST U/A/D 10/24/96

/s/ Deborah S. Larkin
Deborah S. Larkin, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

[Signature Page to Amendment to Voting Trust Agreement]

JESSIE WINSLOW FAMILY TRUST U/A/D 10/24/96

/s/ Barbara J. Winslow
Barbara J. Winslow, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

SAMANTHA WINSLOW FAMILY TRUST U/A/D 10/24/96

/s/ Barbara J. Winslow
Barbara J. Winslow, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

MARGARET LARKIN FAMILY TRUST U/A/D 10/24/96

s/ Deborah S. Larkin
Deborah S. Larkin, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

[Signature Page to Amendment to Voting Trust Agreement]

/s/ Eugenia A. Ames
Eugenia A. Ames

/s/ Barbara J. Winslow
Barbara J. Winslow

s/ Deborah S. Larkin
Deborah S. Larkin

TRUST U/W/O ALFRED P. SLANER F/B/O EUGENIA A. AMES

/s/ Eugenia A. Ames
Eugenia A. Ames, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

TRUST U/W/O ALFRED P. SLANER F/B/O BARBARA J. WINSLOW

/s/ Barbara J. Winslow
Barbara J. Winslow, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

TRUST U/W/O ALFRED P. SLANER F/B/O DEBORAH S. LARKIN

s/ Deborah S. Larkin
Deborah S. Larkin, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

[Signature Page to Amendment to Voting Trust Agreement]

ALEXANDER AMES TRUST U/A/D 8/2/78

/s/ Eugenia A. Ames
Eugenia A. Ames, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

JULIET AMES TRUST U/A/D 8/2/78

/s/ Eugenia A. Ames
Eugenia A. Ames, Trustee

/s/ Felix Zandman
Felix Zandman, Trustee

/s/ Mildred Allinson
Mildred Allinson, Trustee

[Signature Page to Amendment to Voting Trust Agreement]